Exhibit 10.12

7 DAYS GROUP HOLDINGS LIMITED

as Chargor

- and -

DB TRUSTEES (HONG KONG) LIMITED

as Chargee

AMENDMENT DEED

relating to the

CHARGE OVER DEBT SERVICE RESERVE ACCOUNT

Dated 21 April, 2009

O’MELVENY & MYERS

31st FLOOR, AIG TOWER

1 CONNAUGHT ROAD CENTRAL

HONG KONG

This Amendment Deed (this “Deed”) is made on 21 April, 2009 between:

(1) 7 DAYS GROUP HOLDINGS LIMITED (the “Chargor”), a company incorporated under the laws of the Cayman Islands with registered number CR-140952; and

(2) DB TRUSTEES (HONG KONG) LIMITED (together with any successors or replacements thereto, the “Chargee”), with its principal office at 48th Floor, Cheung Kong Center, 2 Queen’s Road, Central, Hong Kong.

WHEREAS:

(A) The parties hereto entered into the Account Charge (as defined below), which they now want to amend on the date hereof.

(B) This amendment is made in accordance with clause 16 of the Account Charge.

It is agreed that:

1.	DEFINITIONS AND INTERPRETATION

1.1 In this Deed words and expressions defined and the rules of construction and interpretation set out in the Account Charge shall, unless otherwise provided herein or the context otherwise requires, have the same meaning herein save that, in the event that there is a conflict between a definition in the Account Charge and in this Deed, the definition in this Deed shall prevail.

1.2 In this Deed “Account Charge” means the charge over debt service account dated 10 September, 2007 between the Chargor and Chargee.

2.	AMENDMENTS

With effect from the date hereof the Account Charge shall be amended as follows:

2.1 The definition of “Business Day” in Clause 1.1 shall be deleted and replaced with the following:

“Business Day”	means a day (other than Saturday or Sunday) on which banks are open for business in Hong Kong, Beijing, Singapore and New York for the purposes of settling payments.

2.2 The definition of “Indenture” in Clause 1.1 shall be amended by inserting at the end of the definition the words “as amended and supplemented from time to time”.

2.3	The following new definitions are hereby added to Clause 1.1:

“Hedging Monies Escrow Account” shall have the meaning set forth in the Indenture.

“Secured Parties”	means the Chargee, the Trustee and the Holders of the Notes.

2.4 Clause 2.1 is hereby amended by the deletion of the words “itself, the Trustee and the Holders of the Notes” and the insertion of the words “the Secured Parties”.

2.5 Clause 2.2 is hereby amended by the insertion of the words “the Indenture, the Hedging Monies Agreement” immediately before the words “and/or” in line 4.

2.6 Clause 2.3 is hereby supplemented with the following:

“(D)	within [3] Business Days of the date of this Deed:

(I)	in accordance with the letter of authorisation in the form set out in Schedule II procure that details of this Amendment Deed be entered on the register of mortgages and charges of the Company (the “Register of Charges”) in accordance with Section 54 of the Companies Law (2007 Revision) of the Cayman Islands; and

(II)	deliver or procure to be delivered to the Trustee a certified copy of the updated Register of Charges.”

2.7 A new Clause 3.3 is hereby inserted as follows:

“3.3	Declaration of Trust: the Chargee hereby declares itself trustee of all the covenants, undertakings, charges, assignments and other security interests made or given, or to be made or given, to it or in its favour under or pursuant to this Charge, for the benefit the Secured Parties to secure the payment or discharge of the Note Obligations.”

2.8 Clause 4 is hereby amended by deleting the word “and” at the end of Clause 4(G), inserting the word “and” at the end of Clause 4(H) and inserting a new Clause 4(I) as follows:

“(I)	the Chargor has no place of business in Hong Kong.”

2.9 Clause 5.1(B) is hereby amended by the insertion of the words “the Hedging Monies Escrow Agreement” after the word “Indenture” and adding the word “/or” after the word “and” in line 3.

2.10 Clause 5.1(C) is hereby amended by the deletion of the words “the Chargee, the Trustee and the Holders of the Notes” in both places where such words appear and replacing them with “the Secured Parties”.

2.11 Clause 5.2 is hereby amended by the deletion of the words “and the Depositary Agreement and substituting therefore “the Account Management Agreement”

2.12 Clause 10.2 shall be amended by the insertion of the words “Trustee’s confirming in writing to the Chargee of the” after the word “the” first appears in line 2.

2.13 Clause 13.2 shall be amended by the deletion of the words “Trustee and Holders of the Notes” and replacing them with “Secured Parties”.

2.14	Clause 18.1 is hereby amended by deleting the reference to “55” in the address of the Chargee and inserting “48”.

2.15	Clause 20.3 is amended by changing the spelling of “Charter” to “Chater” in line 2.

2.16	Schedule I is hereby deleted and replaced with the following:

“SCHEDULE I

“Charged Account”

Debt Service Reserve Account

Name of the Bank	: Deutsche Bank AG Hong Kong Branch

Account No.	: 0008458-05-0

Account Holder	: 7 Days Group Holdings Limited

2.17 Schedule II is hereby amended by the insertion of the words “as amended from time to time” after the words “10th September 2007”.

3.	COUNTERPARTS

This Deed may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Deed.

In witness whereof each party hereto has caused this Deed to be duly executed and delivered by its officer or attorney duly authorised by it as of the date first written above.

EXECUTION PAGE

IN WITNESS WHEREOF THIS AMENDMENT DEED HAS BEEN EXECUTED AS A DEED by the parties hereto and is intended to be and is hereby delivered on the day and year first above written.

THE CHARGOR

EXECUTED and DELIVERED	)
as a DEED by	)
7 DAYS GROUP HOLDINGS	)	/s/
LIMITED	)
and SIGNED by ZHENG Nanyan	)
one of its directors	)	/s/ Zheng Nanyan
in the presence of: /s/ Haibing Wu	)
)

THE CHARGEE

EXECUTED and DELIVERED	)
as a DEED by,	)
	)	/s/ Aric Kay-Russell
DB TRUSTEES (HONG	)
KONG) LIMITED	)	Name: Aric Kay-Russell
in the presence of :
/s/ Cheng Kam San		Title: Director
CHENG KAM SAN

/s/ Chiu Kin Wing Edward

Name: Chiu Kin Wing Edward

Title: Authorised Signatory